                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported )  October 24, 1997
                                                   ----------------



                           CINCINNATI MICROWAVE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           Ohio                        0-13136                 31-0903863
-----------------------------      --------------          ---------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)



  One Microwave Plaza, Cincinnati, Ohio                         45249-9502
------------------------------------------             -------------------------
  (Address of principal executive office)                      (Zip Code)



Registrant's telephone number, including area code          (513) 247-2223
                                                     --------------------------



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Form 8-K                                             Cincinnati Microwave, Inc.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

         99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, for the Company's operations during the period ended September 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

         99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.







                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 24, 1997

                                        CINCINNATI MICROWAVE, INC.



                                        By  /s/ George W. Fels
                                           -------------------------------------
                                               George W. Fels
                                               President